UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2013

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street, Suite 100 Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01. Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5
EX-10.1

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 16, 2013, the Board of Directors of LogMeIn, Inc. (the “Company”) approved equity awards, including performance based Restricted Stock Unit awards (“RSUs”) with performance vesting requirements, to certain named executive officers of the Company under the Company’s Amended and Restated 2009 Stock Incentive Plan (the “Plan”).

The performance RSUs will convert into actual shares of the Company’s common stock based on the Company’s level of attainment of a pre-established performance goal measured over an applicable performance period and the individual’s continued service with the Company through the applicable performance period, subject to certain exceptions in connection with and following a change in control of the Company.

The performance vesting requirement is generally tied to the total shareholder return realized by the Company’s stockholders over a (i) 2-year performance period beginning May 1, 2013 and ending on May 1, 2015, and (ii) 3-year performance period beginning on May 1, 2013 and ending on May 1, 2016 (each a “Performance Period”), both in relation to the total shareholder return realized for that same period by the Russell 2000 Index. The actual number of shares of the Company’s common stock into which the performance RSUs will convert is calculated by multiplying the number of RSUs granted by a percentage ranging from 0% to 200% based on the actual level at which the applicable performance goal is attained, as certified by the Company’s Compensation Committee.

The table below summarizes the 2013 performance RSU’s awards made to the executive officers:

	Performance Share Award
	Minimum Number of Actual Shares	Target Number of Performance Shares	Maximum Number of Actual Shares
Michael K. Simon	0	54,000	108,000
James F. Kelliher	0	20,000	40,000

The Company also awarded time-based RSU awards to Messrs. Simon, Donahue, Kelliher, Shaw and Ewing under the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Agreement (Performance-based Vesting) under the 2009 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: August 20, 2013	By:	/s/ Michael K. Simon
Michael K. Simon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Performance-based Vesting) under the 2009 Stock Incentive Plan

5